STRATEGIC VARIABLE LIFE®
Supplement dated November 6, 2000
to the prospectus dated May 1, 2000, as supplemented on September 1, 2000

On December 8, 2000, Massachusetts Mutual Life Insurance Company (“MassMutual”) will substitute:

1.	Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced Portfolio which are currently held in the Panorama LifeSpan Balanced Division;
2.	Shares of Oppenheimer Main Street® Growth & Income Fund/VA for shares of Panorama LifeSpan Capital Appreciation Portfolio which are currently held in the Panorama LifeSpan Capital Appreciation Division; and

3.	Shares of MML Blend Fund for shares of Panorama LifeSpan Diversified Income Portfolio which are currently held in the Panorama LifeSpan Diversified Income Division.

On December 8, 2000, MassMutual will implement the substitutions by having the affected divisions redeem their shares of the Panorama LifeSpan Portfolios and purchase with the proceeds shares of the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund. The substitutions will result in the involuntary reinvestment of account value, if any, invested in the Panorama LifeSpan Portfolios in the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund as described above. The costs of the substitutions will be borne by MassMutual, not the Strategic Variable Life® policy owners.

As of December 8, 2000, the Panorama LifeSpan Portfolios and the Panorama LifeSpan Divisions will no longer be available with your Strategic Variable Life® policy. Any request to apply premium payments, allocate account value to or withdraw account value from the Panorama LifeSpan Balanced Division, Panorama LifeSpan Capital Appreciation Division or the Panorama LifeSpan Diversified Income Division on or after December 8, 2000 will be automatically processed using the Oppenheimer Multiple Strategies Division, Oppenheimer Main Street® Growth & Income Division, and the MML Blend Division, respectively.

The foregoing substitutions will be carried out pursuant to an order of the Securities and Exchange Commission and approval by the necessary state insurance departments. The May 1, 2000 prospectuses for the Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund are included with the May 1, 2000 Strategic Variable Life® prospectus, as supplemented on September 1, 2000. Please read the prospectuses for these funds carefully before investing.

Please be advised that through January 8, 2001, MassMutual will permit each policy owner to make one transfer of all of his/her account value in any of the divisions affected by the substitution without the imposition of a transfer charge and without that transfer counting as one of the 6 free transfers permitted in a policy year.

If you are participating in an Automated Account Value Transfer program that transfers account value to or from any of the Panorama LifeSpan Divisions, please note that these programs will automatically continue with the Panorama LifeSpan Divisions replaced by the Oppenheimer Multiple Strategies, the Oppenheimer Main Streetâ Growth & Income, and the MML Blend Divisions effective December 8, 2000.

November 6, 2000